                                                                    EXHIBIT 10.6


                                 SEMINIS, INC.
                         SEMINIS VEGETABLE SEEDS, INC.
                                SVS HOLLAND B.V.
                SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT



Harris Trust and Savings Bank
Chicago, Illinois


The Banks party to the Credit Agreement
  referred to below



Ladies and Gentlemen:

         Reference is hereby made to that certain Credit Agreement dated as of June 28, 1999, as amended (the "Credit Agreement") among the undersigned, SEMINIS, INC., a Delaware corporation ("Seminis"), SEMINIS VEGETABLE SEEDS, INC., a California corporation ("SVS" ) and SVS HOLLAND B.V., a private company with limited liability incorporated under the laws of The Netherlands ("SVS Holland" and, together with Seminis and SVS, individually a "Borrower" and collectively the "Borrowers"), you (the "Banks") and Harris Trust and Savings Bank, as administrative agent for the Banks (the "Administrative Agent"). All capitalized terms used herein shall have the same meaning as in the Credit Agreement unless otherwise defined herein.

         The Administrative Agent, the Banks and the Borrowers wish to amend certain provisions of the Credit Agreement, all in the manner set forth in this Amendment.

1.  AMENDMENTS.

         Upon satisfaction of all of the conditions precedent set forth in
Section 3 hereof, the following provisions of the Credit Agreement shall be amended, effective as of March 31, 2000, as follows:

        1.1. The first sentence in Section 1.8(b) of the Credit Agreement shall be amended by adding the proviso "; provided, however, such liens and security interests shall not be terminated or released prior to December 31, 2001" immediately before the period at the end of the sentence thereof.

        1.2. The following definitions appearing in Section 4.1 of the Credit Agreement shall be amended and restated in their entirety to read as follows:

                    "Applicable Margin" shall mean with respect to the commitment fee and each type of Portion of the Revolving Credit Loans and the Term Loans described below, the rate of interest per annum shown below for the range of Debt Ratio specified below:


                                LEVEL I       LEVEL II       LEVEL III       LEVEL IV        LEVEL V        LEVEL VI
     Debt Ratio               < 2.50 to 1    > 2.50 to 1     >3.00 to 1    > 3.50 to 1     >3.75 to 1      >4.00 to 1
                                             -               -             -               -               -
                                             < 2.99 to 1     <3.49 to 1    < 3.74 to 1     < 3.99 to 1
                                             -               -             -               -

     Base Rate Portion            0%             0%              0%           0.25%           0.50%          0.75%

     LIBOR Portion               1.25%         1.375%          1.50%          1.75%           2.00%          2.50%

     Commitment Fee              0.25%          0.30%          0.35%          0.40%           0.50%          0.50%

         provided, however, that if and so long as any Event of Default has occurred and is continuing, the Applicable Margins other than the Applicable Margin for the commitment fee as otherwise computed hereunder shall be increased by adding 2% per annum thereto.

                         The Applicable Margins will be adjusted upon receipt of Seminis' quarterly financial statements for each fiscal quarter of Seminis and the related Compliance Certificate, commencing with the quarter ended June 30, 2000. Not later than 5 Business Days after receipt by the Administrative Agent of the financial statements called for by Section 7.4 hereof for each fiscal quarter of Seminis, the Administrative Agent shall determine the Debt Ratio for the applicable period and shall promptly notify the Borrowers and the Banks of such determination and of any change in the Applicable Margins resulting therefrom. Any such change in the Applicable Margins shall be effective as of the date the Administrative Agent so notifies the Borrowers and the Banks with respect to all Loans outstanding on such date, and such new Applicable Margins shall continue in effect until the effective date of the next redetermination in accordance with this Section. Each determination of the Debt Ratio and Applicable Margins by the Administrative Agent in accordance with this Section shall be conclusive and binding on the Borrowers and the Banks absent manifest error. From June __, 2000 until the Applicable Margins are first adjusted pursuant hereto, the Applicable Margins shall be those set forth in Level VI.

                        "EBITDA" shall mean, with reference to any period, Net Income for such period plus all amounts deducted in arriving at such Net Income amount in respect of (i) Interest Expense for such period, plus (ii) federal, state and local income taxes for such period, plus
         (iii) all amounts properly charged for depreciation of fixed assets and amortization of intangible assets during such period on the books of Seminis and its Subsidiaries, minus (in the case of gains) or plus (in the case of losses) (iv) non-cash charges relating to foreign currency gains or losses attributable to (a) intercompany loans from Seminis and its Domestic Subsidiaries to Seminis' Foreign Subsidiaries and (b) any indebtedness of SVS Holland under this Agreement, plus (v) the write-off of unamortized loan origination fees associated with credit facilities entered into prior to the date of this Agreement, plus (vi) non-cash charges with respect to purchase accounting adjustments associated with acquisitions permitted by this Agreement, plus (vii) an aggregate amount of up to $19,000,000 of write-offs of non-cash inventory taken during Seminis' fiscal year ending September 30, 2000, plus (viii) an aggregate amount of up to $14,000,000 of restructuring charges through December 31, 2000; provided that for purposes of determining EBITDA for any period prior to any acquisition permitted hereunder the acquired entity shall be treated as though it had been a Subsidiary of Seminis at all times during the relevant period, and provided further that for purposes of determining EBITDA for any period prior to a disposition of any Subsidiary permitted by this Agreement such entity shall be treated as though it had not been a Subsidiary of Seminis during the relevant period.

         1.3. Section 4.1 of the Credit Agreement shall be amended by adding the following definitions thereto in the appropriate alphabetical order:

                  "Class A Common Stock" shall mean the Class A Common Stock, par value $.01 per share, of Seminis.

                  "Class B Preferred Stock" shall mean the Class B Redeemable Preferred Stock, par value $.01 per share, of Seminis.

                  "Class C Preferred Stock" shall mean the Class C Redeemable PIK Preferred Stock, par value $.01 per share, of Seminis.

                  "Class D Preferred Stock" shall mean the Class D Redeemable Convertible PIK Preferred Stock, par value $.01 per share, of Seminis.

                  "Current Asset Security Agreement" shall mean the Security Agreement re: Accounts, Inventory and General Intangibles among the Domestic Borrowers and the Administrative Agent, as the same may be supplemented and amended from time to time.

        1.4. The definition of the term "Security Documents" appearing in
Section 4.1 of the Credit Agreement shall be amended by adding the phrase "the Current Asset Security Agreement," immediately after the phrase "shall mean" appearing in the first line thereof.

         1.5. Section 7.8 of the Credit Agreement shall be amended by adding the following sentence immediately at the end thereof:

         "Notwithstanding anything contained in this Section 7.8 to the contrary, prior to December 31, 2001, the Borrowers will not, and will not permit any Subsidiary to, use, issue, incur, assume, create or have outstanding any Debt, nor be or remain liable, whether as endorser, surety, guarantor or otherwise, for or in respect of any Debt of any other Person in connection with any acquisition, merger or investment otherwise permitted under this Agreement."

         1.6. Section 7.18 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                       "Section 7.18. Capital Expenditures. Each Borrower will not, and will not permit any Subsidiary to, expend for Capital Expenditures, net of (x) the amount of proceeds of the sale of capital assets of such Borrower and its Subsidiaries and (y) Capital Expenditures incurred in such fiscal year in connection with the acquisition and construction of the Oxnard Facilities in an aggregate of up to $30,000,000 during the term of this Agreement, in any fiscal year in an amount in excess of (a) $25,000,000 in each of the fiscal years ending September 30, 2000 and September 30, 2001, and (b) $40,000,000 in any fiscal year of Seminis thereafter, provided, that any portion of any such amount which is not expended in the fiscal year for which it is permitted above (commencing with the fiscal year ending September 30, 2001), but not to exceed $10,000,000 for any fiscal year, may be carried over and added to the amount which is to be available for expenditure by Seminis and its Subsidiaries in the next following year, commencing with Seminis' fiscal year ending September 30, 2002."

         1.7. Section 7.20 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                       "Section 7.20. Minimum Interest Coverage Ratio. Seminis shall maintain an Interest Coverage Ratio as of the last day of each fiscal quarter of Seminis of not less than the ratio specified for such date below:

                                                                    INTEREST COVERAGE RATIO
                          FISCAL QUARTER ENDING                      SHALL NOT BE LESS  THAN
                              June 30, 2000                                   2.50 to 1
                            September 30, 2000                                2.50 to 1
                            December 31, 2000                                 2.50 to 1
                              March 31, 2001                                  2.50 to 1
                              June 30, 2001                                   2.50 to 1
                            September 30, 2001                                3.00 to 1
                            December 31, 2001                                 3.50 to 1
                      March 31, 2002 and thereafter                           4.00 to 1"

         1.8. Section 7.22 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                       "Section 7.22. Maximum Debt Ratio. Seminis shall not permit, as of the last day of any fiscal quarter, its Debt Ratio to be greater than the ratio specified for such date below:


                                                       DEBT RATIO SHALL NOT BE
           FISCAL QUARTER ENDING                             GREATER THAN
               June 30, 2000                                  4.25 to 1
            September 30, 2000                                4.25 to 1
             December 31, 2000                                3.75 to 1
              March 31, 2001                                  4.00 to 1
               June 30, 2001                                  3.75 to 1
     September 30, 2001 and thereafter                       3.25 to 1"

        1.9. Section 7.26 of the Credit Agreement shall be amended by deleting subsections (i) and (ii) thereof and inserting the following provisions as subsections (i), (ii), (iii) and (iv) thereof:

                  "(i) that so long as no Event of Default or Potential Default shall exist both before and after giving effect thereto, Seminis may make the following Restricted Payments:

                            (A) Seminis may pay dividends in an aggregate
                  amount of up to $2,000,000 in each year on its Class B Preferred Stock;

                            (B) Seminis may pay dividends on its Class C
                  Preferred Stock so long as such dividends are paid solely in additional shares of Class C Preferred Stock; and

                            (C) Seminis may pay dividends on its Class D
                  Preferred Stock so long as such dividends are paid solely in additional shares of Class D Preferred Stock or shares of Class A Common Stock, as the case may be;

                  (ii) so long as Seminis' financial statements as of December 31, 2001 show that no Event of Default or Potential Default has occurred and is continuing, Seminis may make any Restricted Payment at any time after the Administrative Agent's receipt of such financial statements, provided, however, that no Event of Default or Potential Default shall exist both before and after giving effect thereto, and provided, further, that a minimum available amount of $75,000,000 under the Revolving Credit Commitments exists after giving effect thereto;

                 (iii) Seminis may redeem for cash shares of Class C Preferred Stock owned by Savia so long as such redemption is made solely with the cash proceeds of the issuance and sale of its Class D Preferred Stock pursuant to a rights offering registered with the Securities and Exchange Commission to any Person other than Savia; and

                  (iv) Seminis may redeem for cash any fractional shares remaining outstanding after the conversion of Class D Preferred Stock into Class A Common Stock, provided that the aggregate amount of all such redemptions shall not exceed $100,000."

         1.10. The Credit Agreement shall be amended by adding the following provision thereto as Section 7.28 thereof:

                           "Section 7.28. Collateral of Subsidiaries. Seminis
                  will not permit its Domestic Subsidiaries (other than MBS, Inc.) to have Inventory with an aggregate value (being the lower of cost of market value) in excess of $5,000,000 or accounts receivable in an aggregate amount in excess of $5,000,000 unless such Domestic Subsidiaries have first become parties to the Current Asset Security Agreement and granted to the Administrative Agent for the benefit of the Banks a perfected first priority security interest in such Domestic Subsidiary's Collateral (as defined in the Current Asset Security Agreement)."

2.  WAIVER.

         2.1. The Borrowers acknowledge that prior to giving effect to this Amendment, Seminis is in default of its obligations under Sections 7.22 of the Credit Agreement as of March 30, 2000 (the "Existing Default"). Upon satisfaction of the conditions precedent set forth in Section 3 hereof, the Required Banks hereby waive the Existing Default.

         2.2. The waiver contained in Section 2.1 of this Amendment is limited to the matters set forth in that Section, and the Borrowers agree that they remain obligated to comply with the terms of the Credit Agreement and the other Loan Documents and that the Banks shall not be obligated in the future to waive any provision of the Credit Agreement or the other Loan Documents as a result of having provided the waiver contained herein.

3.  CONDITIONS PRECEDENT.

         This Amendment shall become effective upon the satisfaction of all of the following conditions precedent:

         3.1. The Administrative Agent, the Banks and the Borrowers shall have executed and delivered this Amendment.

         3.2. The Administrative Agent, Seminis and SVS shall have executed and delivered the Security Agreement re: Accounts, Inventory and General Intangibles.

         3.3. The Administrative Agent shall have received for the ratable benefit of the Banks that execute this Amendment (the "Approving Banks") an amendment fee in an amount equal to three-eighths of one percent (0.375%) of the maximum amount of the Exposure of each of the Approving Banks.

         3.4. Seminis shall have issued to Savia its Class C Preferred Stock in exchange for the satisfaction in full of intercompany loans and advances in an aggregate principal amount of

$42,000,000 plus accrued and unpaid interest thereon previously made by Savia to Seminis, all on terms and conditions acceptable to the Administrative Agent.

         3.5. Each of the representations and warranties set forth in Section 5 of the Credit Agreement shall be and remain true and correct as to each of the Borrowers, except that the representations and warranties made under Section 5.2 (except the last sentence thereof) shall be deemed to refer to the most recent financial statements furnished to the Banks pursuant to Section 7.4 of the Credit Agreement.

         3.6. No Potential Default or Event of Default shall have occurred and be continuing.

4.  REPRESENTATIONS AND WARRANTIES.

         The Borrowers represent and warrant to the Administrative Agent and the Banks as follows:

        4.1. Each of the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct as to each of the Borrowers as of the effective date hereof, except that the representations and warranties made under Section 5.2 (except the last sentence thereof) shall be deemed to refer to the most recent financial statements furnished to the Banks pursuant to Section
7.4 of the Credit Agreement.

        4.2. The Borrowers are in full compliance with all of the terms and conditions of the Loan Documents and no Event of Default or Potential Default shall have occurred and be continuing thereunder or shall result after giving effect to this Amendment.

5.  MISCELLANEOUS.

        5.1. The Borrowers have heretofore executed and delivered to the Administrative Agent certain Security Documents, and the Borrowers hereby agree that the Security Documents shall secure all of the Borrowers' indebtedness, obligations and liabilities to the Administrative Agent and the Banks under the Credit Agreement as amended by this Amendment, that notwithstanding the execution and delivery of this Amendment, the Security Documents shall be and remain in full force and effect and that any rights and remedies of the Administrative Agent thereunder, obligations of the Borrowers thereunder and any liens or security interests created or provided for thereunder shall be and remain in full force and effect and shall not be affected, impaired or discharged thereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Security Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

        5.2. Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, or any communication issued or made pursuant to or with respect to the Credit Agreement, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

        5.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same agreement. Any of the parties hereby may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

         Upon acceptance hereof by the Administrative Agent and the Banks in the manner hereinafter set forth, this Amendment shall be a contract between us for the purposes hereinabove set forth.

         Dated as of June ___, 2000 but effective as of March 31, 2000.


                             SEMINIS, INC.



                             By
                                Its
                                   ---------------------------------------------


                             SEMINIS VEGETABLE SEEDS, INC.



                             By
                                Its
                                   ---------------------------------------------


                             SVS HOLLAND B.V



                             By
                                Its
                                   ---------------------------------------------

         Accepted and agreed to as of the day and year last above written.


                                   HARRIS TRUST AND SAVINGS BANK,
                                      individually and as Administrative Agent



                                   By
                                      Its Vice President


                                   CREDIT AGRICOLE INDOSUEZ


                                   By
                                      Its
                                         ---------------------------------------



                                   By
                                      Its
                                         ---------------------------------------


                                   BANK OF AMERICA, N.A.



                                   By
                                      Its
                                         ---------------------------------------


                                   THE BANK OF NOVA SCOTIA



                                   By
                                      Its
                                         ---------------------------------------


                                   COMERICA BANK



                                   By
                                      Its
                                         ---------------------------------------


                                   BANK ONE, NA



                                   By
                                      Its
                                         ---------------------------------------

                                   BNP PARIBAS



                                   By
                                      Its
                                         ---------------------------------------



                                   By
                                      Its
                                         ---------------------------------------



                                   UNION BANK OF CALIFORNIA, N.A.



                                   By
                                      Its
                                         ---------------------------------------


                                   FLEET NATIONAL BANK



                                   By
                                      Its
                                         ---------------------------------------


                                   MEESPIERSON CAPITAL CORP.



                                   By
                                      Its
                                         ---------------------------------------


                                   RABOBANK INTERNATIONAL



                                   By
                                      Its
                                         ---------------------------------------


                                   SANWA BANK CALIFORNIA



                                   By
                                      Its
                                         ---------------------------------------

                                   THE FUJI BANK, LIMITED



                                   By
                                      Its
                                         ---------------------------------------


                                   THE MITSUBISHI TRUST & BANKING CORPORATION



                                   By
                                      Its
                                         ---------------------------------------


                                   US BANCORP AG CREDIT, INC.



                                   By
                                      Its
                                         ---------------------------------------


                                   THE DAI-ICHI KANGYO BANK, LTD.



                                   By
                                      Its
                                         ---------------------------------------